John Hancock Funds II
Supplement dated August 1, 2010
to the Prospectus dated May 3, 2010
Lifestyle Portfolios
Lifecycle Portfolios
All Cap Core Fund
Effective August 1, 2010, QS Investors, LLC (“QS Investors”) succeeded Deutsche Investment Management Americas Inc. (“DIMA”) as the subadviser to the All Cap Core Fund and as a subadviser to each of the Lifestyle and Lifecycle Portfolios. With respect to the Lifestyle and Lifecycle Portfolios, QS Investors will provide manager optimization services and MFC Global Investment Management (U.S.A.) Limited will continue to provide asset management services to these funds as principal subadviser.
QS Investors is a Delaware limited liability company that is 100% employee-owned with its managing members, Janet Campagna, James Norman, Rosemary Macedo, Marco Véissid and Robert Wang, having a controlling interest in the firm. A majority of the managing members are former members of DIMA’s Quantitative Strategies Group that previously provided services to the Lifestyle and Lifecycle Portfolios and All Cap Core Fund.
The portfolio managers of the All Cap Core Fund are:
Robert Wang. Head of Portfolio Implementation. Prior to joining QS Investors in August 2010, Mr. Wang managed the All Cap Core Fund as Managing Director and Global Head of Quantitative Strategies Portfolio Management at DIMA. Mr. Wang joined DIMA in 1995 as a senior fixed-income portfolio manager.
Russell Shtern, CFA. Portfolio Manager. Prior to joining QS Investors in August 2010, Russell Shtern managed the All Cap Core Fund as Vice President and Portfolio Manager for Active Quantitative Equity at DIMA. Mr. Shtern joined DIMA in 1999 as a trader’s assistant on the options and equity swaps desk.